UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: January 7, 2003

THE DIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	51-0374887
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
15501 NORTH DIAL BOULEVARD SCOTTSDALE, ARIZONA	85260-1619
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code (480) 754-3425.

Item 7. Exhibits

      (c) Exhibits

                (99) Press Release of the Company dated January 7, 2003

Item 9. Regulation FD Disclosure.

On January 7, 2003, Dial issued a press release relating to the conference call to announce its fourth quarter and fiscal year 2002 results to be held on Wednesday, January 29, 2003, a copy of which is filed herewith as Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Dial Corporation

January 8, 2003

/s/ Conrad A. Conrad

_________________________________________________________
Conrad A. Conrad
Executive Vice President and Chief Financial Officer

Exhibit Index

      Exhibits

      (99) Press Release of the Company dated January 7, 2003